                                                                 EXHIBIT E(1)(D)


                                AMENDMENT NO. 3
                                       TO
                           FIRST AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT

      The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware business trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

      Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                         MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

      SERIES I SHARES

      AIM V.I. Aggressive Growth Fund
      AIM V.I. Balanced Fund
      AIM V.I. Basic Value Fund
      AIM V.I. Blue Chip Fund
      AIM V.I. Capital Appreciation Fund
      AIM V.I. Capital Development Fund
      AIM V.I. Core Equity Fund
      AIM V.I. Dent Demographic Trends Fund
      AIM V.I. Diversified Income Fund
      AIM V.I. Global Utilities Fund
      AIM V.I. Government Securities Fund
      AIM V.I. Growth Fund
      AIM V.I. High Yield Fund
      AIM V.I. International Growth Fund
      AIM V.I. Large Cap Growth Fund
      AIM V.I. Mid Cap Core Equity Fund
      AIM V.I. Money Market Fund
      AIM V.I. New Technology Fund
      AIM V.I. Premier Equity Fund
      AIM V.I. Small Cap Equity Fund


      SERIES II SHARES

      AIM V.I. Aggressive Growth Fund
      AIM V.I. Balanced Fund
      AIM V.I. Basic Value Fund

      AIM V.I. Blue Chip Fund
      AIM V.I. Capital Appreciation Fund
      AIM V.I. Capital Development Fund
      AIM V.I. Core Equity Fund
      AIM V.I. Dent Demographic Trends Fund
      AIM V.I. Diversified Income Fund
      AIM V.I. Global Utilities Fund
      AIM V.I. Government Securities Fund
      AIM V.I. Growth Fund
      AIM V.I. High Yield Fund
      AIM V.I. International Growth Fund
      AIM V.I. Large Cap Growth Fund
      AIM V.I. Mid Cap Core Equity Fund
      AIM V.I. Money Market Fund
      AIM V.I. New Technology Fund
      AIM V.I. Premier Equity Fund
      AIM V.I. Small Cap Equity Fund


      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Date: ______________________, 2003


Attest: _______________________________      By: _______________________________
        Assistant Secretary                      President


                                             A I M DISTRIBUTORS, INC.

Attest: _______________________________      By: _______________________________
        Assistant Secretary                      President


                                       2